SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2004

Datakey, Inc.

(Exact Name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-11447 (Commission File Number)	41-1291472 (I.R.S. Employer Identification Number)

407 West Travelers Trail
Minneapolis, Minnesota      55337
(Address of Principal Executive Offices)     (Zip Code)

612-890-6850
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
Item 12. Disclosure of Results of Operations and Financial Condition.
SIGNATURE
Press Release

Item 7. Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

Exhibit 99.1 Press release dated April 29, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition.

     On April 29, 2004, Datakey, Inc. issued a press release announcing its 2004 first quarter financial results. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

The information in this Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained herein is material investor information that is not otherwise publicly available.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2004

DATAKEY, INC.
By:	/s/David A. Feste
David A. Feste
Vice President & Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

DATAKEY, INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:

April 29, 2004	0-11447

DATAKEY, INC.

EXHIBIT NO.	ITEM

99.1	Press Release dated April 29, 2004